Supplement dated January 21, 2026
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2026
Effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The portfolio manager information for Crabel Capital Management, LLC (Crabel)) under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: Crabel Capital Management, LLC (Crabel)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Michael Pomada	President and Chief Executive Officer of Crabel	Portfolio Manager	2022
The rest of the section remains the same.
The portfolio manager information for Crabel under the heading “Primary Service Provider Contracts – Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: Crabel Capital Management, LLC (Crabel)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Michael Pomada	President and Chief Executive Officer of Crabel	Portfolio Manager	2022
Mr. Pomada is the President and Chief Executive Officer and a member of the Leadership Committee and Management Committee at Crabel. He graduated from the University of California at Berkeley and earned an M.B.A. from the University of Southern California with a concentration in investments and statistics. Mr. Pomada joined Crabel in April 2008 and became Chief Operating Officer in June 2011. Mr. Pomada took an active role in helping Mr. Crabel lead the overall business and in July 2016 he was promoted to CEO and President.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP100_08_024_(01/26)